UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 1, 2009
 Date of Report (Date of earliest event reported)

1st NRG Corp
 (Exact name of Registrant as specified in its Charter)

            Delaware                                      0-2660                                    22-3386947
_____________________________________________________________________________________________________________________________________________________________________________________
(State or other jurisdiction           (Commission File No.)                   (IRS Employer
     of incorporation)                                                                           Identification No.)

1730 LaBounty Rd.#213, Ferndale, WA 98248
 (Address of principal executive offices) (Zip Code)

360-384-4390
 (Registrants telephone number, including area code)

 (Former name or former address, if changed since last report)

INFORMATION INCLUDED IN THIS REPORT

Section 5 Corporate Governance and Management

Item 8.01 Other Events

Further to the March 16th, 2009 signing of a non-binding Letter of Intent to acquire Presidium Energy, LC, the Company announces that due to complications between Presidium’s current financing structure and the integrated structure required to complete, it has been unable to successfully negotiate the final terms and conditions to bring this transaction to a conclusion

The Company continues to pursue opportunities known to it its CSO to enable it to reach its goal of acquiring oil and gas assets and the release and application of the $5,000,000 it holds in Restricted Cash available under an Account Control Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                1st NRG Corp.

/s/ Dr. J. Greig __________________________ Dr. J. Greig, Chairman Date:June 2, 2009